UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 13, 2016

1st CENTURY BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or jurisdiction of incorporation)	001-34226 (Commission File Number)	26-1169687 (I.R.S. Employer Identification No.)

1875 Century Park East, Suite 1400, Los Angeles, California 90067
(Address of principal executive offices)

(310) 270-9500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Pursuant to that certain Agreement and Plan of Merger, dated as of March 10, 2016 (the “Merger Agreement”), by and among 1st Century Bancshares, Inc. (“1st Century” or the “Company”), Midland Financial Co. (“Midland”) and MC 2016 Corp. (“Merger Sub”), Merger Sub will merge with and into 1st Century (the “Merger”), and simultaneously with the Merger, 1st Century Bank, National Association, a wholly-owned subsidiary of 1st Century, will merge with and into MidFirst Bank, a wholly-owned subsidiary of Midland (the “Bank Merger”). On June 13, 2016, the Office of the Comptroller of Currency approved the proposed Bank Merger, subject to a 15-day waiting period as required by the U.S. Department of Justice.

The closing of the Merger and the Bank Merger remains subject to the satisfaction of the other conditions specified in the Merger Agreement, including adoption of the Merger Agreement by the holders of a majority of the outstanding shares of the Company’s common stock, par value $0.01 per share (“Stockholder Approval”), at a special meeting scheduled to be held on June 20, 2016, and the filing and recordation of merger documents with the applicable regulatory agencies, including the Office of the Comptroller of the Currency and the Secretary of State for the State of Delaware. Assuming receipt of Stockholder Approval on June 20, 2016, and expiration of the waiting period referenced above on June 28, 2016, consummation of the Merger and the Bank Merger is currently expected to occur on or about July 1, 2016.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Certain matters discussed in this communication may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can find many (but not all) of these forward-looking statements by looking for words such as “approximates,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “would,” “may” or other similar expressions in this press release. These statements are based upon our management’s current expectations and speak only as of the date hereof. Forward-looking statements are subject to certain risks and uncertainties that could cause our actual results, performance or achievements to differ materially and adversely from those expressed, suggested or implied herein. Accordingly, investors should use caution in relying on forward-looking statements to anticipate future results or trends. These risks and uncertainties include, but are not limited to: (1) the risk that 1st Century stockholders do not approve the Merger; (2) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement;(3) the response by stockholders to the Merger; (4) the failure to satisfy each of the conditions to the consummation of the Merger, including but not limited to, the risk that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Merger on acceptable terms, or at all; (5) risks related to disruption of management’s attention from 1st Century’s ongoing business operations due to the Merger; (6) the effect of the announcement of the Merger on 1st Century’s relationships with its customers, suppliers, operating results and business generally; (7) the risk that any announcements relating to the Merger could have adverse effects on the market price of 1st Century’s common stock; (8) the outcome of any legal proceedings related to the Merger; (9) risks related to employee retention as a result of the Merger; (10) the risk that the Merger will not be consummated within the expected time period or at all; (11) the impact of changes in interest rates; (12) political instability; (13) changes in the monetary policies of the U.S. Government; (14) a renewed decline in economic conditions or continued sluggish growth; (15) deterioration in the value of California real estate, both residential and commercial; (16) an increase in the level of non-performing assets and charge-offs; (17) further increased competition among financial institutions; (18) the Company’s ability to continue to attract interest bearing deposits and quality loan customers; (19) further government regulation, including regulations regarding capital requirements, and the implementation and costs associated with the same; (20) internal and external fraud and cyber-security threats including the loss of bank or customer funds, loss of system functionality or the theft or loss of data; (21) management’s ability to successfully manage the Company’s operations; and (22) the other risks set forth in the Company’s reports filed with the SEC. The Company does not undertake, and specifically disclaims any obligation to revise or update any forward-looking statements for any reason.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication may be deemed to be solicitation material in respect of the proposed acquisition of 1st Century by Midland. In connection with the Merger, 1st Century has filed relevant materials with the SEC, including the Definitive Proxy Statement. 1st Century has also mailed the Definitive Proxy Statement and a proxy card to each stockholder entitled to vote at the special meeting of stockholders relating to the Merger. In addition, the Company intends to file with the SEC other documents with respect to the Merger. STOCKHOLDERS ARE URGED TO CAREFULLY READ THESE MATERIALS IN THEIR ENTIRETY (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT 1ST CENTURY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. The Definitive Proxy Statement and other relevant materials, and any and all documents filed by 1st Century with the SEC, may also be obtained for free at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by 1st Century via 1st Century’s Investor Relations section of its website at www.1cbank.com or by contacting Jessica R. Graham, Corporate Secretary, 1st Century Bancshares, Inc., 1875 Century Park East, Suite 1400, Los Angeles, CA 90067, (310) 270-9500.

PARTICIPANTS IN SOLICITATION

1st Century and its directors and officers may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the Merger Agreement. Information regarding 1st Century’s directors and executive officers is contained in the Definitive Proxy Statement, previously filed with the SEC. To the extent holdings of securities by such directors or executive officers have changed since the amounts printed in the Definitive Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the Definitive Proxy Statement.

SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1ST CENTURY BANCSHARES, INC.

	By:	/s/ Jason P. DiNapoli
Date: June 13, 2016		Jason P. DiNapoli
President and Chief Operating Officer